UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2026
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THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-9973	36-3352497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1400 Toastmaster Drive,	Elgin,	Illinois	60120
(Address of principal executive offices)			(Zip Code)

(847)	741-3300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously announced, on July 6, 2026, The Middleby Corporation (the “company”) completed separation of its food processing business, Midera Food Processing, Inc. (“Midera”), into a new, publicly traded company (the “Spin-off”). The Spin-off was achieved through the distribution by the company of 100% of the issued and outstanding shares of Midera common stock on a pro rata basis to the holders of the company’s common stock. Each company stockholder received one share of Midera common stock for every one share of company common stock held of record as of 4:00 p.m., Central Time, on June 26, 2026. Midera is now an independent public company, and Midera common stock commenced trading “regular way” under the symbol “MFP” on The Nasdaq Stock Market LLC on July 7, 2026, the next trading day following the date of the distribution.
In this Amendment No. 1 the company amends the Current Report on Form 8-K filed by the company with the Securities and Exchange Commission on July 6, 2026 (the “Original Form 8-K”) that reported the completion of the Spin-off. The Original Form 8-K did not include the unaudited pro forma financial information of the company reflecting the performance of the company’s business after giving effect to the Spin-off. This Amendment No. 1 to the Original Form 8-K is being filed to include such pro forma financial information attached as Exhibit 99.1 under Item 9.01(b) of this Amendment No. 1 to the Original Form 8-K.
Unaudited pro forma financial information included in this Amendment No. 1 to the Original Form 8-K has been presented to illustrate the estimated effects of the Spin-off and is not necessarily indicative of the results of operations that the company would have achieved had the Spin-off been completed as of the dates indicated or of the results that may be obtained in the future.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
The following unaudited pro forma financial information of the company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 4, 2026.
•Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the three months ended April 4, 2026 and each of the fiscal years ended January 3, 2026, December 28, 2024 and December 30, 2023.
•Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

99.1	The Middleby Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date:	July 9, 2026	By:	/s/ Brittany C. Cerwin
Brittany C. Cerwin
Chief Financial Officer